UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                Current Report

                      PURSUANT TO SECTION 13 OR 15(D) OF
                     THE SECURITIES EXCHANGE ACT OF 1934.

          Date of Report (Date of Earliest event reported):
                              April 25, 2007



                            Metabolic Research, Inc.
          (Exact Name of Registrant as specified in its charter)



        Nevada                        000-25879         35-2065469
 (State or other jurisdiction of     (Commission       (IRS Employer
 incorporation or organization)      file number)    Identification Number)

                                  10635 Lessona St.
                                Las Vegas, NV  89141
                       (Address of principal executive offices)

                                   (702) 270-0901
                   Registrant's telephone number, including area code

                             8333 Weston Road Suite 106
                             Woodbridge, Ontario L4L 8E2
            (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
 / / Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)
 / / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)
 / / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
     CFR 240.14d-2(b))
 / / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
     CFR 240.13e-4(c))

                   SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS
Item 1.01
          Entry into a Material Definitive Agreement.
     Assignment Agreement

          In furtherance of the Assignment Agreement entered into between Metabolic Research, Inc. (the "Registrant") and Dr. David P. Summers and T.W. Owen in Dated April 25, 2007, the Registrant obtained an exclusive, irrevocable, assignment of certain technologies relating to the use of fungi, plants, or animals for the production of anti-inflammatory and analgesic products for the treatment of inflammatory diseases. In consideration for the assignment, the Registrant issued two million five hundred thousand shares of its common stock to Dr. Summers and T W Owen.

                     SECTION 3 - SECURITIES AND TRADING MARKETS
Item 3.02
          Unregistered Sales of Equity Securities.

     The disclosure set forth above under Item 1.01 (Entry into a Material Definitive Agreement) is hereby incorporated by reference into this Item 3.02.

     On April 25, 2007, the Registrant issued 2,500,000 shares of its common stock to Dr. David P. Summers and T. W. Owen (1,250,000 shares to each of Messrs. Summers and Owen). Such shares were issued pursuant to and in accordance with the Assignment Agreement, dated April 25, 2007, between the Registrant, Dr. Summers, and T W Owen. In consideration for the issuance of such shares, Dr. Summers and T W Owen granted to the Registrant an assignment to develop products based on the technologies described above under Item
1.01. The shares were issued pursuant to the exemption from registration available under Section 4(2) of the Securities Act of 1933, as amended.

                   SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

     The disclosure set forth above under Item 1.01 (Entry into a Material Definitive Agreement) is hereby incorporated by reference into this Item 5.02.

Item 5.01
          Change in Control.

     On April 25, 2007, majority control of the company changed with Dr. David P. Summers and T.W. Owen now controlling over 50% of the issued and outstanding stock. On April 27, 2007, the Company began its reorganization by incorporating in Nevada and redomiciling the Company in Nevada and filing its Articles of Merger.

Item 5.02
          Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     On or about April 30, 2007, the Company appointed Dr. Summers as CEO, President and Director and T.W. Owen as CFO, Secretary/Treasurer and Director.

     From 1996 to 2004 Dr. Summers was Chairman of the Board, and CEO of Endovasc, Inc., Montgomery, Texas. Dr. Summers founded the company and commenced commercializing patents conveyed to the company. Since 2004, Dr. Summers has been CEO of Partners In Science Holdings, Inc., a nutraceutical
research and development company.   Dr. Summers educational background
includes: Doctor of Philosophy (PhD, Economics), Kennedy Western University, 1992; Doctor of Science (D.Sci, Medicine), Belford University, 1994; Master of Business Administration (MBA) Pepperdine University, l984.

     T.W. Owen has over 38 years of experience as a management and marketing consultant.

     Neither T W Owen nor Dr. Summers has been affiliated with any company that has filed for bankruptcy within the last five years. Neither of them has any family relationships with each other or with any of the directors or other executive officers of the Registrant. There were no transactions during the last two years, or any proposed transactions, to which the Registrant was or is to be a party, in which either T W Owen or Dr. Summers had or is to have a direct or indirect material interest.

                    SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS
Item 9.01
          Financial Statements and Exhibits.
     (a) Financial statements of businesses acquired.
     Not Applicable

     (b) Pro forma financial information.
     Not Applicable

     (c) Shell company transactions.
     Not Applicable

     (d) Exhibits.

              Exhibit No.              Description
                 10.3 Assignment Agreement, dated April 25, 2007, among the Registrant, Dr. David P. Summers and T.W. Owen



3


SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: May 3, 2007

 	METABOLIC RESEARCH, INC.

 	 	Dr. David P. Summers
         By /s/----------------------
 	 	Dr. David P. Summers
             Chief Executive Officer,
                  and Director